================================================================================



                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                              --------------------


                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                -------------------------------------------------
                                 March 17, 1997

                       Banc One Auto Grantor Trust 1996-B
                     ---------------------------------------
                    (Issuer with respect to the Certificates)

                            Banc One ABS Corporation
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              333-3457                                  31-1467431
        ----------------------               --------------------------------
       (Commission File Number)              (IRS Employer Identification No.)


                    c/o Bank One, Arizona, N.A., as Servicer
                 201 North Central Avenue, Phoenix, Arizona 85004
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (602) 221-3704


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


================================================================================

ITEM 5.     OTHER EVENTS.

       On March 17, 1997, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from February 15, 1997 through March 14, 1997 (the "February 1997 Interest Perid") and for the Collection Period from February 1, 1997 through February 28, 1997 (the "February 1997 Collection Period"). The Original Statement was delivered to certificateholders and filed as Exhibit 99.1 to the Trust's Current Report on Form 8-K.

       On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the February 1997 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

       This Amendment No. 1 on Form 8-K/A is being filed for the purpose of filing an amended and restated Determination Date Statement (the "Amended Monthly Statement") as Exhibit 99.1 hereto reflecting the Trust's activities for the February 1997 Interest Period and for the February 1997 Collection Period in substitution for the Original Statement. Exhibit 99.2 hereto includes a reconciliation showing for certain selected items the amounts reported on the Original Statement, the amounts reported on the Amended Statement and any variance between the two amounts.

       The Servicer has identified an aggregate underpayment of $239,951.02 in principal and an aggregate overpayment of $1,456.81 in interest to certificateholders on the Distribution Date. The aggregate amount of the principal underpayment has been deposited by the Servicer, out of its own funds, into the Collection Account for distribution on or about September 15, 1997 to certificateholders of record as of February 28, 1997. The Servicer has waived all claims which it may have with respect to the amount of the overpayment of interest on the Distribution Date.

       The Trust's Current Report on Form 8-K filed August 29, 1997 contains additional information regarding the Servicer's discovery of errors in other monthly statements issued by the Trust as well as information regarding the net amounts due and owing to certificateholders as a result of the errors in such other monthly statements.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          99.1     Amended and Restated Monthly Statement to Certificateholders.
          99.2 Reconciliation between Original Statement and Amended and Restated Monthly Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BANC ONE AUTO GRANTOR TRUST 1996-B


                                  By:    Bank One, Arizona, N.A., as Servicer
                                         on behalf of the Trust


Date: September 23, 1997                   By: /s/ Tom Lewis
      ------------------                       ------------------------
                                               Tom Lewis
                                               Vice President

                   Amended and Restated Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)

                       Banc One Auto Grantor Trust 1996-B


              The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached Amended and Restated Determination Date Statement is true and correct.

              On March 17, 1997, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from February 15, 1997 through March 14, 1997 (the "February 1997 Interest Period") and for the Collection Period from February 1, 1997 through February 28, 1997 (the "February 1997 Collection Period").

              On August 25, 1997, Bank One, Arizona, N.A., as servicer
(the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the February 1997 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

              The Servicer has identified an aggregate underpayment of $239,951.02 in principal and an aggregate overpayment of $1,456.81 in interest to certificateholders on the Distribution Date. The aggregate amount of the principal underpayment has been deposited by the Servicer, out of its own funds, into the Collection Account for distribution on or about September 15, 1997 to certificateholders of record as of February 28, 1997. The Servicer has waived all claims which it may have with respect to the amount of the overpayment of interest on the Distribution Date.


Signed by:    /s/ Tom Lewis                      Date: September 23, 1997
              ------------------------                 ------------------
              Vice President
              Bank One, Arizona, N.A.